West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bob W. McMahon Senior VP & Chief Financial Officer Second-Quarter 2026 Earnings Call July 23, 2026 | 8 a.m. Eastern Time

2 West Analyst Conference Call July 23, 2026 8 a.m. Eastern Time These presentation materials are intended to accompany and serve as a reference for today’s press release announcing the Company’s results for the second-quarter 2026 and management’s discussion of those results during today’s conference call. A webcast of today’s call can be accessed in the “Investors” section of the Company’s website at www.investor.westpharma.com. To participate on the call by asking questions to Management, please register in advance by clicking here. Registered telephone participants will receive the dial-in number along with a unique PIN number that will enable them to ask questions on the call. A replay of the webcast will be available on the Company’s website for approximately 90 days after the event. REGISTER TODAY

3 This presentation and any accompanying management commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's expectations regarding future events, financial guidance and financial or operational performance. Forward- looking statements may be identified by words such as "believe," "expect," "intend," "estimate," "plan," "anticipate," "project," "forecast," "guidance," "target," "may," "will," "continue" and similar expressions. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For additional information regarding these risks as well as other risks, uncertainties and factors that could affect our forward- looking statements, please refer to Part I Item 1A, entitled "Risk Factors," of the Company's most recent Annual Report on Form 10-K and any amendments thereto, as well as the Company's most recently filed Quarterly Reports on Form 10-Q and other filings the Company makes with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this press release. Except as required by law or regulation, West Pharmaceutical Services, Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). However, management also uses certain non-U.S. GAAP financial measures in evaluating our results of operations. Management believes that this information provides users with a valuable insight into our overall performance and financial position. As a result, this presentation and any accompanying management commentary contain certain non-GAAP financial measures, including organic net sales, adjusted-diluted earnings per share and adjusted operating profit. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign currency exchange rates in effect during the comparable prior-year period. We may also refer to financial results, such as adjusted-diluted EPS and adjusted operating profit, that exclude the effects of unallocated items. The unallocated items are not representative of ongoing operations, and generally include restructuring and related charges, certain asset impairments, and other specifically identified income or expense items. These non-U.S. GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s results prepared in accordance with U.S. GAAP. Reconciliations of these non-U.S. GAAP measures to the comparable U.S. GAAP financial measures are included in the accompanying tables at the end of this presentation and in today's press release. Forward-Looking Statements Non-U.S. GAAP Financial Measures All trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks

4 • Net sales $872.3M, +13.8% & +12.7% organic(1) • Gross margin 37.7%, +200 bps YoY • Adjusted operating profit margin(1) 22.6%, +230 bps vs. 2Q25 • Adjusted-diluted EPS(1) of $2.37, +28.8% vs. 2Q25 • H1 26 Operating cash flow $213.9M • H1 26 CapEx of $85.9M • H1 26 Free cash flow(1) of $128.0M • Repurchased 1.8M shares for $454.3M during H1 26 (1) "Organic Net Sales," “Adjusted Operating Profit Margin,” “Adjusted-Diluted EPS” and "Free Cash Flow" are non-U.S. GAAP financial measures. For an explanation and reconciliations of these items, see the accompanying disclosure in this presentation and today's press release under the heading “Non-U.S. GAAP Financial Measures” as well as the accompanying reconciliation tables at the end of this presentation and today's press release. Q2 26 Financial Highlights 20.3% 22.6% Q2 25 Q2 26 $1.84 $2.37 Q2 25 Q2 26 $766.5 $872.3 Q2 25 Q2 26 Net Sales $M Adj. OP Margin Adj.-Diluted EPS +28.8% YoY+230 bps YoY +13.8% Reported +12.7% Organic (1)

Capitalizing on Key Growth Drivers Across Our Business



Biologics

Driver: Expanding market – driving High-Value Products

Business Opportunity, Impact & Results:

- 43% of West's revenue in Q2 26
- Fuels mix shift to high-margin HVP
- Continued strong participation rate in new drug launches



Annex 1

Driver: Global regulatory framework upgrade opportunity

Business Opportunity, Impact & Results:

- ~6 billion components potential opportunity to upgrade quality levels
- Continue to expect 200 bps of contribution to revenue growth from Annex 1 & HVP conversion in FY26



GLP-1

Driver: Fastest growing category, multi-year opportunity – 18% of Net Sales

Business Opportunity, Impact & Results:

- GLP-1 elastomer revenues are 10% of Q2 26 total company revenues
- GLP-1 West Vantage™ revenues are 8% of Q2 26 total company revenues



Capacity Expansion

Driver: Focused on HVP processing capabilities driving favorable returns (Envision®, Pharma Washing, etc.)

Business Opportunity, Impact & Results:

- CapEx aligned to growth opportunities in biologics, Annex 1 and GLP-1
- Network optimization to drive improving service levels
- Opportunity to capitalize on near shoring trend

5

Proprietary Products Segment

West

Q2 26 results

Proprietary Products Revenues $M



$619.8
$722.6
Q2 25
Q2 26

Proprietary OP Margin %



26.1%
29.3%
Q2 25
Q2 26

Segment Performance

- Proprietary net sales of $722.6M, +16.6% YoY, +15.5% organic
- Proprietary gross profit margin of 42.6%, +250 bps YoY
- Proprietary OP margin of 29.3%, +320 bps YoY

HVP Components

Net sales $424.1M
49% of total sales
+19.4% reported
+18.4% organic

- Driven by strength in NovaPure® and FluroTec® products
- GLP-1s - strong contributor: 10% of total company sales
- Non-GLP-1 high-teens organic growth shows improving underlying demand for HVP components

HVP Delivery Devices

Net sales $131.2M
15% of total sales
+29.6% reported
+29.2% organic

- Strong performance on SmartDose® in anticipation of closing transaction to AbbVie mid-year
- Crystal Zenith - strong growth driven by the Biologics market
- The non-SmartDose parts of the business represent more than half of HVPDD revenues and were up double digits in the quarter

Standard Components

Net sales $167.3M
19% of total sales
+2.4% reported
+0.7% organic

- Basic primary containment products - often spec'd into customers' drug manufacturing processes
- Important business funnel forming the base from which West converts to HVP components over time

6

7 West Vantage Segment Segment Performance • West Vantage net sales of $149.7M, +2.0% YoY & +0.8% organic • West Vantage gross profit margin 14.2%, -330 bps YoY • West Vantage OP margin 8.6%, -350 bps YoY West Vantage Revenues $M $146.7 $149.7 Q2 25 Q2 26 Q2 26 results West Vantage OP Margin % 12.1% 8.6% Q2 25 Q2 26 Net sales $149.7M, 17% of total sales, +2.0% reported, +0.8% organic • West Vantage was up one percent organically in Q2 26 • Gross margins came in below our expectations, due to the impact of the cyber incident Q2 26 Performance

8 Strategically Diversified Platform with Global Reach 1 Quarter ended June 30, 2026 – numbers represent % of total company sales 2 Non-proprietary products 44% Americas 46% Europe, Middle East, Africa Asia Pacific 10% Q2 26 Net Sales1 by Geographic Location 49% HVP Components19% Standard Packaging 15% HVP Delivery Devices West Vantage Products2 17% Q2 26 Net Sales1 by Product Category 43% Biologics 16% Generics 24% Pharma Q2 26 Net Sales1 by Market Group West Vantage Products2 17%

9 Q2 26 Revenue by Market Group Q2 26 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue Biologics $374.8 30.3% 1.1% 29.2% 43% Pharma $205.0 3.3% 1.7% 1.6% 24% Generics $142.8 6.9% 0.2% 6.7% 16% Proprietary Prod. Segment $722.6 16.6% 1.1% 15.5% 83% West Vantage Segment $149.7 2.0% 1.2% 0.8% 17% Total Company $872.3 13.8% 1.1% 12.7% 100%

10 Q2 26 Revenue by Product Category Q2 26 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue HVP Components $424.1 19.4% 1.0% 18.4% 49% HVP Delivery Devices $131.2 29.6% 0.4% 29.2% 15% Standard Products $167.3 2.4% 1.7% 0.7% 19% Proprietary Prod. Segment $722.6 16.6% 1.1% 15.5% 83% West Vantage Segment $149.7 2.0% 1.2% 0.8% 17% Total Company $872.3 13.8% 1.1% 12.7% 100%

11 Q2 26 Revenue by Geography Q2 26 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue Americas $388.7 11.2% 0.6% 10.6% 44% Europe, Middle East, Africa $399.8 14.3% 2.2% 12.1% 46% Asia Pacific $83.8 24.9% -2.1% 27.0% 10% Total Company $872.3 13.8% 1.1% 12.7% 100%

Change in Consolidated Net Sales Q2 25 vs. Q2 26 ($ millions) $766.5 $30.3 $67.0 $8.5 $872.3 Q2 25 CY Sales Price Volume & Mix Fx. Translation Q2 26 12

13 Q3 2026 Guidance 2026 Annual Guidance Low High Low High Revenue $820M to $835M $3.345B to $3.380B Fx. YoY Revenue Impact ~-1.1% points ~+1% points Divestiture Impact* ~-4.0% points ~-2% points Organic Revenue Growth % 7.0% to 8.9% 10.0% to 11.0% Adjusted EPS $2.14 to $2.24 $8.85 to $9.05 Fx. YoY on Adjusted EPS ~-$0.04 ~+$0.09 Estimated Tax Rate ~19% ~19% Capital Expenditure $250M – $275M 2026 / Q3 26 Guidance Overview * $55 million in SmartDose® 3.5mL revenue in 2H 2025; $30 million in Q3 2025 and $25 million in Q4 2025

Investor Relations contact: https://investor.westpharma.com /contact-investor-relations www.westpharma.com

Reconciliation of Non-U.S. GAAP Financial Measures (unaudited)

West

See the accompanying disclosure under the heading "Non-U.S. GAAP Financial Measures" in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release.

Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS

($ millions, except EPS data)

Three months ended June 30, 2026	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$179.1	$32.2	$154.0	$2.15
Unallocated items:				
Restructuring and other charges	1.5	0.3	1.2	0.02
M&A activities, including SmartDose® 3.5mL sale	6.4	1.5	4.9	0.07
Cost-method investment activity	3.5	-	3.5	0.05
Amortization of acquisition-related intangible assets	-	-	0.4	-
Other	6.9	1.4	5.4	0.08
Adjusted (Non-U.S. GAAP)	$197.4	$35.4	$169.4	$2.37

Six months ended June 30, 2026	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$356.2	$76.9	$292.8	$4.07
Unallocated items:				
Restructuring and other charges	2.9	(11.3)	14.2	0.20
M&A activities, including SmartDose® 3.5mL sale	8.3	1.9	6.4	0.09
Cost-method investment activity	3.5	-	3.5	0.05
Amortization of acquisition-related intangible assets	-	-	0.9	0.01
Other	7.5	1.6	5.9	0.08
Adjusted (Non-U.S. GAAP)	$378.4	$69.1	$323.7	$4.50

A-1

See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Six months ended June 30, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $260.7 $54.3 $221.6 $3.05 Unallocated items: Restructuring and other charges 19.4 2.4 17.0 0.23 Amortization of acquisition-related intangible assets 0.2 - 1.1 0.01 Adjusted (Non-U.S. GAAP) $280.3 $56.7 $239.7 $3.29 A-2 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) Three months ended June 30, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $153.7 $30.2 $131.8 $1.82 Unallocated items: Restructuring and other charges 1.6 0.4 1.2 0.02 Amortization of acquisition-related intangible assets - - 0.5 - Adjusted (Non-U.S. GAAP) $155.3 $30.6 $133.5 $1.84

Reconciliation of Reported Net Sales to Organic Net Sales by Segment ($ millions) Three months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Proprietary Products $722.6 $619.8 16.6% 1.1% 15.5 % West Vantage 149.7 146.7 2.0% 1.2% 0.8 % Total $872.3 $766.5 13.8% 1.1% 12.7 % A-3 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release. Six months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Proprietary Products $1,416.9 $1,182.8 19.8% 3.3% 16.5 % West Vantage 300.3 281.7 6.6% 3.2% 3.4 % Total $1,717.2 $1,464.5 17.3% 3.4% 13.9%

Reconciliation of Proprietary Products Segment Organic Net Sales by Product Category ($ millions) Six months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 HVP Components $833.4 $671.1 24.2% 3.8% 20.4 % HVP Delivery Devices 254.8 197.0 29.3% 1.0% 28.3 % Standard Products 328.7 314.7 4.4% 3.8% 0.6 % Total Proprietary Products $1,416.9 $1,182.8 19.8% 3.3% 16.5 % A-4 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release. Three months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 HVP Components $424.1 $355.2 19.4% 1.0% 18.4 % HVP Delivery Devices 131.2 101.2 29.6% 0.4% 29.2 % Standard Products 167.3 163.4 2.4% 1.7% 0.7 % Total Proprietary Products $722.6 $619.8 16.6% 1.1% 15.5%

Reconciliation of Proprietary Products Segment Organic Net Sales by Market Group ($ millions) Three months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Biologics $374.8 $287.7 30.3% 1.1% 29.2 % Pharma 205.0 198.5 3.3% 1.7% 1.6 % Generics 142.8 133.6 6.9% 0.2% 6.7 % Total Proprietary Products $722.6 $619.8 16.6% 1.1% 15.5 % A-5 See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release. Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) Six months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Biologics $729.3 $557.0 30.9% 3.3% 27.6 % Pharma 415.6 379.1 9.6% 4.1% 5.5 % Generics 272.0 246.7 10.3% 2.2% 8.1 % Total Proprietary Products $1,416.9 $1,182.8 19.8% 3.3% 16.5%

Reconciliation of Reported Net Sales to Organic Net Sales by Geography ($ millions) Six months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Americas $766.0 $688.6 11.2% 0.5% 10.7 % Europe, Middle East, Africa 799.2 656.6 21.7% 6.9% 14.8 % Asia Pacific 152.0 119.3 27.4% (0.6) % 28.0 % Total $1,717.2 $1,464.5 17.3% 3.4% 13.9 % A-6 See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release. Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) Three months ended June 30, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Americas $388.7 $349.7 11.2% 0.6% 10.6 % Europe, Middle East, Africa 399.8 349.7 14.3% 2.2% 12.1 % Asia Pacific 83.8 67.1 24.9% (2.1) % 27.0 % Total $872.3 $766.5 13.8% 1.1% 12.7%

Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2025 Actual 2026 Guidance % Change Reported-diluted EPS (U.S. GAAP) $6.79 $9.01 to $9.26 32.7% to 36.4% Restructuring and other charges 0.31 0.23 M&A activities, including SmartDose® 3.5mL sale 0.09 (0.54) to (0.59) Cost-method investment activity 0.06 0.05 Amortization of acquisition-related intangible assets 0.03 0.02 Other 0.01 0.08 Adjusted-diluted EPS (Non-U.S. GAAP) $7.29 $8.85 to $9.05 21.4% to 24.1% A-7 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release.

Free Cash Flow Reconciliation ($ millions) Six months ended June 30, 2026 2025 Operating Cash Flow $213.9 $306.5 Capital Expenditures 85.9 146.5 Free Cash Flow(1) $128.0 $160.0 (1) Free Cash Flow is defined as operating cash flow, less capital expenditures. A-8 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release.